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                                    EXHIBIT 1
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                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13G
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Each of the undersigned hereby affirms that it is individually eligible to use
Schedule 13G, and agrees that this Schedule 13G is filed on its behalf.

Dated: February 8, 2005


                                  CITICORP TRUST BANK, FSB



                                  By: /s/ Peter Daytz
                                  --------------------------------------------
                                  Name:   Peter Daytz
                                  Title:  Chief Investment Officer


                                  CITIFINANCIAL CREDIT COMPANY



                                  By: /s/ Mark J. Norwicz
                                  --------------------------------------------
                                  Name:   Mark J. Norwicz
                                  Title:  Controller


                                  ASSOCIATES FIRST CAPITAL CORPORATION



                                  By: /s/ John Dye
                                  --------------------------------------------
                                  Name:   John Dye
                                  Title:  Company Secretary


                                  CITICORP BANKING CORPORATION



                                  By: /s/ William H. Wolf
                                  --------------------------------------------
                                  Name:   William H. Wolf
                                  Title:  Senior Vice President


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                                  CITICORP



                                  By: /s/ Serena D. Moe
                                  --------------------------------------------
                                  Name:   Serena D. Moe
                                  Title:  Assistant Secretary

                                  CITIGROUP HOLDINGS COMPANY



                                  By: /s/ Serena D. Moe
                                  --------------------------------------------
                                  Name:   Serena D. Moe
                                  Title:  Assistant Secretary



                                  CITIGROUP INC.



                                  By: /s/ Serena D. Moe
                                  --------------------------------------------
                                  Name:   Serena D. Moe
                                  Title:  Assistant Secretary